UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2026

SOMNIGROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Ct. Suite 700
Dallas, Texas  75201
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	SGI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 26, 2026, Somnigroup International Inc., a Delaware corporation ("Somnigroup"), filed a Current Report on Form 8-K (the "Original Form 8-K"), reporting, among other items, that on August 26, 2026, Somnigroup and Sparrow Unity Corporation, a Missouri corporation and a direct wholly owned subsidiary of Somnigroup ("Merger Sub"), consummated the previously announced acquisition (the "Merger") of Leggett & Platt, Incorporated, a Missouri corporation ("Leggett & Platt"), pursuant to the Agreement and Plan of Merger dated as of April 13, 2026 (the "Merger Agreement"), by and among Somnigroup, Merger Sub and Leggett & Platt. Pursuant to the Merger Agreement, Merger Sub merged with and into Leggett & Platt with Leggett & Platt surviving and becoming a direct, wholly owned subsidiary of Somnigroup.

This Amendment No. 1 to Current Report on Form 8-K (this "Amendment No. 1") amends and supplements the Original Form 8-K to provide (i) the historical financial statements of Leggett & Platt and (ii) the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items. Except for the filing of such historical financial statements and the consent related thereto, and the unaudited pro forma condensed combined financial information, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K. This Amendment No. 1 should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Leggett & Platt for the year ended December 31, 2025, together with the accompanying notes, and the unaudited consolidated condensed financial statements of Leggett & Platt for the six months ended June 30, 2026, together with the accompanying notes, are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, Leggett & Platt's independent auditor, is attached as Exhibit 23.1.

(b) Pro Forma Financial Information.

Somnigroup's unaudited pro forma condensed combined balance sheet as of June 30, 2026 gives effect to the Merger as if it had been consummated on June 30, 2026 (the "Pro Forma Balance Sheet"). Somnigroup's unaudited pro forma condensed combined statement of income for the twelve months ended December 31, 2025 and the six months ended June 30, 2026, give effect to the Merger as if it had been consummated on January 1, 2025 (the "Pro Forma Statement of Income"). The Pro Forma Balance Sheet and the Pro Forma Statements of Income are filed herewith as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Leggett & Platt, Incorporated's Independent Auditor.
99.1
Audited consolidated financial statements of Leggett & Platt, Incorporated for the year ended December 31, 2025 (incorporated by reference to Part IV, Item 15 of Leggett & Platt, Incorporated's Annual Report on Form 10-K for the year ended December 31, 2025 (File No. 001-07845), as filed with the Securities and Exchange Commission on February 26, 2026).

99.2
Unaudited consolidated condensed financial statements of Leggett & Platt, Incorporated for the six months ended June 30, 2026 (incorporated by reference to Part I, Item 1 of Leggett & Platt, Incorporated's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (File No. 001-07845), as filed with the Securities and Exchange Commission on August 6, 2026).

99.3
Unaudited Pro Forma Condensed Combined Financial Information of Somnigroup International Inc. as of June 30, 2026 and for the twelve months ended December 31, 2025 and the six months ended June 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2026

Somnigroup International Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer